Restructuring Charges	6 Months Ended
Jun. 30, 2015
Restructuring and Related Activities [Abstract]
Restructuring Charges
13.	Restructuring Charges

During the six months ended June 30, 2015, the Company incurred a net $4.4 million of restructuring costs which related to the termination of the employment of certain seafarers upon the expiration of a time-charter out contract. During the quarter ended June 30, 2015, $(0.9) million of the previous charges were reversed as the Company decided not to terminate certain of the seafarers. This net charge is 100% recoverable from the customer and is reflected in other revenues on the consolidated statements of income.

At June 30, 2015, no amounts of restructuring liabilities were owed to seafarers and no amounts of receivables were recoverable from the customer.